UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 20, 2012

Huttig Building Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14982	43-0334550
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

555 Maryville University Dr., Suite 400, St. Louis, MO		63141
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (314) 216-2600

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Huttig Building Products, Inc. (the “Company”) is filing this Current Report in order to facilitate the incorporation by reference of the exhibit to this Current Report into a registration statement which has been filed by the Company with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is attached hereto and filed herewith.

Exhibit No.	Description

23.1	Consent of KPMG LLP, independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huttig Building Products, Inc.
(Registrant)

Date: November 20, 2012	/s/ Philip W. Keipp
Name: Philip W. Keipp
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP, independent registered public accounting firm.